SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) May 30, 2003

EPOCH BIOSCIENCES, INC.

(Exact name of Registrant as specified in charter)

Delaware	0-22170	91-1311592

(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

21720 23rd Drive S.E., Suite 150, Bothell, Washington	98021

(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code           (425) 482-5555

(Former name or former address, if changed, since last report.)

Exhibit Index is on Page 10

Item 2. Disposition of Assets.
Item 7. Financial Statements and Exhibits
Epoch Biosciences, Inc. Pro Forma Balance Sheets
Epoch Biosciences, Inc. Notes to Pro Forma Balance Sheet
Epoch Biosciences, Inc. Pro Forma Statements of Operations
Epoch Biosciences, Inc. Pro Forma Statements of Operations
Epoch Biosciences, Inc. Notes To Pro Forma Statements of Operations
SIGNATURES
EXHIBIT INDEX
EXHIBIT 2.1
EXHIBIT 99.1

Item 2. Disposition of Assets.

     On May 30, 2003, Epoch Biosciences, Inc. closed the sale of the assets and customer base of its non-proprietary specialty oligonucleotide operation located in San Diego, California to Eurogentec North America, Inc., a subsidiary of Eurogentec S.A., a Belgium based supplier of products and services for European life science companies, for $1,400,000 in cash. Included in the assets sold to Eurogentec were manufacturing equipment and inventory related to Epoch’s non-proprietary specialty oligonucleotide business.

     The cash generated from the sale of assets will be used by Epoch in pursuing other priorities. The sale enables Epoch to focus exclusively on its core strategic businesses and scale its MGB Eclipse manufacturing at Epoch’s headquarters in Bothell, Washington, as necessary.

     The foregoing description of the sale of assets does not purport to be complete and is qualified in its entirety by reference to the Asset Purchase Agreement entered into in connection with the sale of assets, which is attached hereto as Exhibit 2.1 and is incorporated herein by reference. A copy of the press release announcing the signing of the Asset Purchase Agreement is attached hereto as Exhibit 99.1

Item 7. Financial Statements and Exhibits

(a)	Not applicable

(b)	Pro forma Financial information.

     On May 30, 2003, Epoch completed the sale of the assets and customer base of its non-proprietary specialty oligonucleotide business to Eurogentec North America, Inc. pursuant to the terms of the Asset Purchase Agreement (the Disposition). Based on the carrying value of the assets attributed to the non-proprietary specialty oligonucleotide business on May 30, 2003, and the estimated costs incurred in connection with the sale, Epoch will record a loss on the Disposition in the second quarter of 2003.

     The following unaudited pro forma financial statements and notes thereto are being filed herewith to illustrate the effects of the sale on the historical financial position and operating results of Epoch:

•	Unaudited Pro Forma Balance Sheet as of March 31, 2003

•	Unaudited Pro Forma Statement of Operations for the three months ended March 31, 2003

•	Unaudited Pro Forma Statement of Operations for the year ended December 31, 2002

     The pro forma financial information represents, in the opinion of management, all adjustments necessary to present Epoch’s pro forma results of operations and financial position in accordance with Article 11 of the United States Securities and Exchange Commission (“SEC”) Regulation S-X and are based upon available information and certain assumptions considered reasonable under the circumstances. The pro forma financial information also excludes the loss on sale discussed above, and any other non-recurring charges or credits attributable to the transaction.

     The pro forma condensed financial statements should be read in conjunction with Epoch’s unaudited consolidated financial statements and notes thereto included in Epoch’s Quarterly Report on Form 10-Q for the period ended March 31, 2003 and audited consolidated financial statements and notes thereto included in Epoch’s Annual Report on Form 10-K for the year ended December 31, 2002, filed on May 9, 2003 and March 31, 2003, respectively. The pro forma information may not necessarily be indicative of what Epoch’s financial position or results of operations would have been had the transaction been in effect as of and for the periods presented, nor is such information necessarily indicative of Epoch’s results of operations or financial position for any future period or date.

Epoch Biosciences, Inc.
Pro Forma Balance Sheets
(unaudited)

The following table shows the unaudited pro forma condensed consolidated balance sheets at March 31, 2003 as if the Disposition had taken place on March 31, 2003.

Assets

		Pro Forma
	Historical	Adjustments
	(a)	(b)		Pro Forma

Current assets:
Cash and cash equivalents	$3,237,845	$1,036,888	(1)	$4,274,733
Accounts receivable	1,431,564	14,232	(2)	1,445,796
Inventory	354,659	(95,434)	(3)	259,225
Prepaid expenses and other assets	235,674	(96,463)	(4)	139,211

Total current assets	5,259,742	859,223		6,118,965
Property and equipment, net	3,798,974	(1,080,921)	(5)	2,718,053
Identifiable intangible assets, net	1,893,757	(529,657)	(6)	1,364,100
Goodwill	2,151,846	(2,151,846)	(7)	—
Restricted cash	624,351	—		624,351
Other assets	19,550	—		19,550

Total assets	$13,748,220	$(2,903,201)		$10,845,019

Liabilities and Stockholders’ Equity
Current liabilities:
Current portion of long term obligations	$308,165	$—		$308,165
Accounts payable	447,854	—		447,854
Accrued liabilities	1,208,630	(6,859)	(8)	1,201,771
Current portion of deferred revenue	895,258	—		895,258

Total current liabilities	2,859,907	(6,859)		2,853,048
Long term obligations, less current portion	492,547	(115,519)	(9)	377,028
Deferred revenue, less current portion	2,171,713	—		2,171,713
Deferred rent	266,717	—		266,717
Stockholders’ equity:
Preferred stock, par value $.01; 10,000,000 shares authorized; no shares issued and outstanding	—	—		—
Common stock, par value $.01; 50,000,000 shares authorized; shares issued and outstanding:
25,683,589 at December 31, 2002 and 25,761,969 at March 31, 2003	257,622	—		257,622
Additional paid-in capital	82,793,811	—		82,793,811
Accumulated deficit	(75,094,097)	(2,780,823)	(10)	(77,874,920)

Total stockholders’ equity	7,957,336	(2,780,823)		5,176,513

Total liabilities and stockholders’ equity	$13,748,220	$(2,903,201)		$10,845,019

Epoch Biosciences, Inc.
Notes to Pro Forma Balance Sheet
As of March 31, 2003
(Unaudited)

(a)	Reflects Epoch’s historical financial position at March 31, 2003.

(b)	Pro forma adjustments to record the Disposition as of March 31, 2003:

(1)	Consideration paid by Eurogentec of $1,400,000 less certain cash expenditures and repayments incurred in the transaction.

(2)	Anticipated refund of certain prepaid expenses associated with the disposed assets, less an increase in the allowance for doubtful accounts.

(3)	Book value of inventory sold.

(4)	Write-off of prepaid expenses, primarily insurance premiums and service contracts, associated with the sold assets.

(5)	Net book value of property and equipment sold.

(6)	Net book value of a non-compete agreement related to the disposed assets.

(7)	Net book value of goodwill related to the disposed assets.

(8)	Accrual of expenses associated with the disposed assets including sales taxes payable and professional fees on the transaction offset by a reduction in accrued vacation paid out at the completion of the transaction.

(9)	Repayment of bank loans secured by assets which were disposed of in the transaction.

(10)	Loss recognized on the transaction.

Epoch Biosciences, Inc.
Pro Forma Statements of Operations
(unaudited)

The following table shows the unaudited pro forma results of operations for the three months ended March 31, 2003 as if the Disposition had taken place on January 1, 2003.

		Pro Forma
	Historical	Adjustments
	(a)	(b)	Pro Forma

Revenue:
Product sales	$748,429	$(280,561)	$467,868
License fees and royalty income	1,318,069	—	1,318,069
Contract research revenue	349,000	—	349,000

Total revenue	2,415,498	(280,561)	2,134,937
Operation expenses:
Cost of product sales	739,737	(455,700)	284,037
Research and development	1,257,207	—	1,257,207
Selling, general and administrative	1,300,130	(232,763)	1,067,367

Total operating expenses	3,297,074	(688,463)	2,608,611
Operating loss	(881,576)	407,902	(473,674)
Interest income, net	7,148	3,413	10,561

Net loss	$(874,428)	$411,315	$(463,113)

Net loss per share – basic and diluted	$(0.03)		$(0.02)

Weighted average number of common shares outstanding – basic and diluted	25,729,582		25,729,582

Epoch Biosciences, Inc.
Pro Forma Statements of Operations
(unaudited)

The following table shows the unaudited pro forma results of operations for the year ended December 31, 2002 as if the Disposition had taken place on January 1, 2002.

		Pro Forma
	Historical	Adjustments
	(a)	(b)	Pro Forma

Revenue:
Product sales	$6,661,817	$(2,282,470)	$4,379,347
License fees and royalty income	2,693,874	—	2,693,874
Contract research revenue	1,870,253	—	1,870,253

Total revenue	11,225,944	(2,282,470)	8,943,474
Operation expenses:
Cost of product sales	4,143,924	(1,917,794)	2,226,130
Research and development	4,677,306	(148,372)	4,528,934
Sales and marketing	1,156,373	(271,063)	885,310
General and administrative	4,566,246	(1,147,985)	3,418,261

Total operating expenses	14,543,849	(3,485,214)	11,058,635
Operating loss	(3,317,905)	1,202,744	(2,115,161)
Interest income, net	102,199	21,911	124,110

Net loss	$(3,215,706)	$1,224,655	$(1,991,051)

Net loss per share – basic and diluted	$(0.13)		$(0.08)

Weighted average number of common shares outstanding – basic and diluted	25,663,171		25,663,171

Epoch Biosciences, Inc.
Notes To Pro Forma Statements of Operations
For the Three Months Ended March 31, 2003 and the Year Ended December 31, 2002
(Unaudited)

(a)	Reflects Epoch’s historical operating results for the three months ended March 31, 2003 and for the year ended December 31, 2002.

(b)	Pro forma adjustments to record the effect of the Disposition for the three months ended March 31, 2003 and for the year ended December 31, 2002. Pro forma adjustments were based on the specifically identifiable actual operating results where available, and allocations between the disposed assets and the continuing business by management when an expense was for the benefit of both the disposed assets and the continuing business.

(c)	Exhibits.

See Index To Exhibits on Page 10 of this Current Report on Form 8-K.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

EPOCH BIOSCIENCES, INC.

Date: June 13, 2003	By:	/s/ Bert W. Hogue

Bert W. Hogue Vice President and Chief Financial Officer

EXHIBIT INDEX

     The following exhibits are attached hereto and incorporated herein by reference:

Exhibit		Sequentially
Number		Numbered Page

2.1	Asset Purchase Agreement, dated as of May 22, 2003, by and between Epoch Biosciences, Inc. and Eurogentec North America, Inc. (Portions of this exhibit are omitted and were filed separately with the Secretary of the SEC pursuant to the Registrant’s application requesting confidential treatment under Rule 406 of the Securities Act.)

99.1	Press Release dated May 28, 2003.